UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

AEMETIS, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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AMENDED NOTICE OF ANNUAL MEETING
 OF STOCKHOLDERS
TO BE HELD ON AUGUST 26, 2021

July 29, 2021

To the Stockholders of

AEMETIS, INC.:

THIS AMENDED NOTICE IS HEREBY given that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Aemetis, Inc. (the “Company” or “Aemetis”) will be held at the offices of Shearman & Sterling LLP, 1460 El Camino Real, Floor 2, Menlo Park, California 94025 on Thursday, August 26, 2021 at 1:00 p.m. (Pacific Time) for the following purposes:

1)
To elect Naomi L. Boness, as a Class II Director, to hold office for a three-year term, until her successor is duly elected and qualified;
2)
To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
3)
To consider and vote on a proposal to reincorporate the Company from the State of Nevada to the State of Delaware and adopt certain other corporate changes;
4)
To ratify the proposed amendment to the Aemetis, Inc. 2019 Stock Plan;
5)
To authorize the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the Annual Meeting in favor of Proposal No. 3;
6)
To hold a non-binding advisory vote on the frequency of holding an advisory vote to approve our executive compensation; and
7)
To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The Board of Directors of the Company (the “Board of Directors”) has fixed the close of business on the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof. A complete list of such stockholders will be available at the Company’s executive offices at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014, for ten days before the Annual Meeting.

Our Board of Directors recommends that you vote:

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“FOR” the individual nominated for election to the Board of Directors;

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“FOR” ratification of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

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“FOR” the reincorporation of Aemetis, Inc. from the State of Nevada to the State of Delaware and the adoption of certain other corporate changes;

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“FOR” the ratification of the proposed amendment to the Aemetis, Inc. 2019 Stock Plan;

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“FOR” the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the Annual Meeting in favor of Proposal No. 3; and

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“FOR” the approval, on an advisory basis, of an advisory vote on executive compensation every three years.

We are pleased to take advantage of the SEC rules that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) instead of a paper copy of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Annual Report”). The Internet Availability Notice contains instructions on how to access those documents over the Internet. The Internet Availability Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our 2020 Annual Report and a form of proxy card or voting instruction card, as applicable. We believe that this process will reduce the costs of printing and distributing our proxy materials and provide other benefits.

You are encouraged to vote by following the instructions included in this proxy statement or by following the instructions detailed in the Internet Availability Notice, as applicable. If you are able to attend the Annual Meeting and wish to vote in person, you may do so whether or not you have returned your proxy or voted by telephone or the Internet.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Todd Waltz Todd Waltz Corporate Secretary

YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY

AEMETIS, INC.
20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014
Tel.: (408) 213-0940 Fax: (408) 252-8044
www.aemetis.com

Explanatory Note

On July 23, 2021, Aemetis, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) its definitive proxy statement on Schedule 14A (the “Proxy Statement”) and the related proxy card (the “Proxy Card”) for the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”), to be held virtually on August 26, 2021. This supplement to the Proxy Statement and Proxy Card is being filed to add a new Proposal No. 6 that is soliciting a non-binding, advisory vote from Company’s stockholders as of July 6, 2021 (the “Record Date”) on the frequency of holding an advisory vote to approve our executive compensation. Proposal No. 6 was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC and this filing corrects that omission. Other than the addition of Proposal No. 6 to the Proxy Statement, the Proxy Card and the Notice of the Annual Meeting, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company’s stockholders for the proposals to be voted on at the Annual Meeting.

This supplement should be read together with the Proxy Statement, which should be read in its entirety. Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement.

2021 PROXY STATEMENT SUPPLEMENT

This Proxy Statement Supplement (the “Supplement”) supplements and amends the Proxy Statement of the Company for the Company’s Annual Meeting to (i) add a new Proposal No. 6 to the Proxy Statement that provides for a non-binding, advisory vote of Company’s stockholders on the frequency of holding an advisory vote to approve our executive compensation (“Proposal No. 6”), and (ii) update the Notice of the Annual Meeting to add the new Proposal No. 6. This Supplement and a revised proxy card (the “Revised Proxy Card”) attached here as Appendix A are being distributed or made available to the Company’s stockholders as of the Record Date. This Supplement does not provide all of the information that you should read and consider before voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for your consideration before voting. Accordingly, we encourage you to read this Supplement carefully and in its entirety together with the Proxy Statement.

If you sign and return the Revised Proxy Card, it will revoke and replace any previous proxy you have submitted.

Proposal No. 6 is a “non-routine” matter. Accordingly, if you hold shares beneficially in street name and do not provide your broker with voting instructions as to Proposal No. 6, your shares may constitute “broker non-votes” as to Proposal No. 6. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

With respect to Proposal No. 6, your vote may be cast for “1 YEAR,” “2 YEAR” “3 YEAR” frequency or “ABSTAIN.” A vote to “ABSTAIN” will have no effect on the vote. The choice receiving the most votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter will be deemed to be the frequency preferred by the stockholders.

PROPOSAL SIX:

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the rules promulgated thereunder by the SEC enable stockholders of certain public companies to vote to indicate, on an advisory (nonbinding) basis, how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules.  By voting on this Proposal No. 6, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.

After careful consideration of this Proposal, our Board has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a three-year interval for the advisory vote on executive compensation.

In formulating its recommendation, our Board considered that an advisory vote occurring once every three years will provide stockholders with a sufficient amount of time to evaluate the effectiveness of our compensation policies.  Specifically, the three year interval will allow stockholders to gauge our compensation policies in the context of our long-term business results and will minimize the impact of short-term variations in our compensation and business results.  Holding an advisory vote every three years will also give us more time to evaluate and implement appropriate changes to our compensation policies between votes, to the extent that changes are appropriate.  We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this Proposal.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that, with respect to the resolution on the frequency of holding an advisory vote on executive compensation, the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules (which disclosure shall include the Summary Compensation Table and the other related tables and disclosure).”

VOTE REQUIRED

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders.  However, because this vote is advisory and not binding on the Board or the Company in any way, the Board or the Governance, Compensation and Nominating Committee may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE OPTION OF ONCE EVERY THREE YEARS AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION, AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

APPENDIX A
Revised Proxy Card

AEMETIS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – AUGUST 26, 2021 AT 1:00 PM PACIFIC TIME
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Eric A. McAfee, Francis Barton, Lydia Beebe, John Block, and Naomi Boness (collectively, the “Proxies”), or any of them, each with the power of substitution, to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Aemetis, Inc., a Nevada corporation (the “Company”), to be held on Thursday, August 26, 2021, at 1:00 p.m. (Pacific Time), at the offices of Shearman & Sterling LLP, 1460 El Camino Real, Floor 2, Menlo Park, California 94025, and at any adjournments or postponements thereof. SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE, FOR PROPOSALS 2, 3, 4 AND 5 AND FOR THREE YEARS WITH RESPECT TO PROPOSAL 6. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/AMTX
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OFAEMETIS, INC.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	FOR	WITHHOLD
Election of Class II Director:				CONTROL ID:
Naomi L. Boness	☐	☐		REQUEST ID:

Proposal 2	FOR	AGAINST	ABSTAIN
To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐

Proposal 3	FOR	AGAINST	ABSTAIN
To consider and vote on a proposal to reincorporate the Company from the State of Nevada to the State of Delaware and adopt certain other corporate changes.	☐	☐	☐

Proposal 4	FOR	AGAINST	ABSTAIN
To ratify the proposed amendment to the Aemetis, Inc. 2019 Stock Plan.	☐	☐	☐
Proposal 5	FOR	AGAINST	ABSTAIN
To authorize the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the Annual Meeting in favor of Proposal No. 3.	☐	☐	☐

Proposal 6	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
To hold a non-binding advisory vote on the frequency of holding an advisory vote to approve our executive compensation.	☐	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
__________________________
__________________________
__________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2021.

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)